UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-02958

T. Rowe Price International Funds, Inc.

(Exact name of registrant as specified in charter)

100 East Pratt Street, Baltimore, MD 21202

(Address of principal executive offices)

David Oestreicher
100 East Pratt Street, Baltimore, MD 21202

(Name and address of agent for service)

Registrant’s telephone number, including area code: (410) 345-2000

Date of fiscal year end: October 31

Date of reporting period: April 30, 2014

Item 1. Report to Shareholders

International Discovery Fund	April 30, 2014

The views and opinions in this report were current as of April 30, 2014. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and the managers reserve the right to change their views about individual stocks, sectors, and the markets at any time. As a result, the views expressed should not be relied upon as a forecast of the fund’s future investment intent. The report is certified under the Sarbanes-Oxley Act, which requires mutual funds and other public companies to affirm that, to the best of their knowledge, the information in their financial reports is fairly and accurately stated in all material respects.

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Manager’s Letter

Fellow Shareholders

International small-cap stocks continued their strong upward momentum at the beginning of the six-month reporting period before a shift in market leadership in 2014 began to favor larger-cap, more defensive names. Within the international small-cap universe, “value” outperformed “growth” as an investment style. Emerging markets lagged developed markets before rebounding near the end of the period as investor sentiment toward developing countries improved significantly.

We are pleased with the fund’s outperformance of its primary benchmark, the S&P Global ex-U.S. Small Cap Index, and its secondary benchmark, the MSCI EAFE Small Cap Index, over the six-month reporting period. This was satisfying in a period where value as an investment style was in vogue and growth lagged. The fund also outperformed its Lipper peer group average, which consists of growth stock funds with similar objectives.

MARKET REVIEW

For large parts of global gross domestic product (GDP), the theme of macroeconomic improvement I alluded to in my last letter continued and, in some cases, accelerated. The UK (our largest country exposure at 18%) saw a resurgence in economic activity and, even in previously moribund southern Europe, Spain returned to positive growth, and sentiment improved in Italy. In Japan (18% weighting in the portfolio), the economy and, importantly, inflation expectations are considered robust enough that no additional stimulus was considered necessary by the Bank of Japan, although you would not have thought it from Japanese equity markets. The exception to this trend is emerging markets, where Chinese GDP (now expected to eclipse the U.S. by size in 2016) was a little sluggish and there has been some consternation at a deteriorating credit cycle. Several countries, including Turkey, Brazil, Indonesia, and South Africa, were forced into raising rates to defend currency and external balances. It had been a miserable 18 months for all asset classes in emerging markets; however, sentiment had become so poor that by the time we came into 2014, emerging markets equities began to outperform developed markets.

So what has this meant for international equities? In aggregate, the path of least resistance was up, but this masks undercurrents that were a good deal more complex. Up until January, the smaller the capitalization the better, the more risk the better, and the momentum areas of the market, such as Internet and biotech, continued on their upward trajectory. Lately there has been a change in market leadership, with the sectors that have done best left looking vulnerable on what look like very high valuations. So while small-caps per se have done extremely well, and certain sectors within small-caps have done exceptionally well, is there a bubble forming?

The data suggest (please refer to the price/earnings ratio time series charts) that the market overall is not in valuation bubble territory. There are, however, a few pockets of bubble-like behavior: think social media, “Internet of things,” biotech, and Bitcoin. How can we be sure? Well, we can’t, but the symptoms are there: investors piling into a crowded IPO calendar, easy access to equity and credit markets, and new theories to justify valuations. We have been active in the IPO market, but selectively so.

The post-Lehman rally, now five years old, has been led by smaller companies. This is not just a U.S. phenomenon. Smaller-capitalization companies have outperformed larger ones in nearly every market globally, and your fund has been a glad recipient of the trend. Calendar 2013 was a particularly good year, with the “size effect” being especially pronounced. In fact, respected academic research is now showing the true value of holding small companies across international equity markets. Research by Elroy Dimson and Paul Marsh of London Business School looked at returns in 30 countries with data from MSCI going back to 2000. On average, small-caps have beaten rival large-cap indexes by an astonishing 6.7% per annum. The three country exceptions to this rule have been Norway, Mexico, and Malaysia. Although there will be no definitive answer, the theory is that these markets are dominated by large oligopolies that tend to crowd out smaller companies. Size matters, and the value of holding a diversified portfolio of small-cap companies is becoming one of the least contentious issues in investment.

STRATEGY AND PORTFOLIO REVIEW

We actively increased our weighting and bet relative to the benchmark in Japan in early February, as the market became increasingly skeptical about Prime Minister Shinzo Abe’s ability to solve the Japanese economy’s frailties and change the entrenched deflationary mindset that has pervaded for so long. Much of the disappointment is focused on Abenomics’ failure to deliver the so-called “third arrow” of structural reform and liberalization. In fairness, two consecutive lost decades give investors ample reason to be skeptical. The consensus is not always wrong, but the fact that nobody believes it makes us more inclined to be bullish, and Japan is now the worst-performing major market over the last six and 12 months. In our many conversations with Japanese corporate managements, the third arrow is less important than Japan’s Damascene conversion to fully embrace the benefits of reflation, which most companies buy into. At 18% of net assets in Japan, we are 3.5% overweight, or a factor of 1.2 times, versus the benchmark—not a huge statement, but a bet nevertheless.

We are patient investors, and the memory of 1999, when there was a burst of domestic inflation, lives long—Japanese small-caps then were transformed into an amazing asset class. The acquisition of Temp Holdings epitomizes this strategy. Temp is Japan’s second-largest temporary recruitment agency (and its largest listed one) and should benefit as the economy picks up and as the Abe administration pushes for more flexible labor policies and encourages women to join the workforce. We also added cyclical exposure through the new additions of Press Kogyo, a supplier of heavy press machine parts to the Japanese trucking industry, and VT Holdings, Japan’s most profitable Honda dealership, which is barely researched by the sell-side and is on a multiple of less than 10 times earnings. This small-cap is sufficiently profitable to be included in the newly created JPX-Nikkei Index 400—a stock index based on return on equity. We view the creation of this index as evidence that Japan is serious about improving its standards of corporate governance. (Please refer to the portfolio of investments for a complete list of holdings and the amount each represents in the portfolio.)

The counterweight to increasing exposure in Japan was a reduction in our weights in European equities, which have enjoyed a transformation from a collection of pariah indebted nations to a fashionable asset class; we took down European exposure from a small overweighted position to a small underweighted position through sales in the UK, Germany, France, and Norway. We eliminated publishing company Schibsted (Norway) and reduced payment service provider Wirecard (Germany), as they had run up a long way given excitement in digital content and mobile payment services, respectively. We eliminated long-term holdings in Intertek (UK) and Brunel (Netherlands) given exposure to weakening oil and gas capital expenditures.

Europe has become a popular investment destination as signs of economic recovery become apparent, especially in the UK, but also as bond yields on the previously troubled sovereigns of Spain, Italy, Portugal, and Greece closed in to (in some cases) record lows. This has played out in the form of strong demand for domestic cyclical exposure and, in southern Europe, the resuscitation of the banking sector. We had good exposures to the former but not the latter. Curiously, better economic figures are not (yet) translating into positive earnings or earnings-per-share revisions. The conundrum is that an improving economy and, at least in relative terms, a hawkish European Central Bank have combined to push the euro higher. This foreign exchange effect has been a drag on translated earnings. In spite of this—rather than because of it—Europe has very recently attracted increased merger and acquisition activity, particularly in the pharmaceutical sector.

As sure as day turns to night, sustained better markets and “good to firm” risk appetites have meant a renaissance of the IPO market, and the issuance has recently come through in waves. The old adage of piling up the IPO research and when it falls over, it is the top of the market comes to mind. This has kept us all busy, and we have been active, participating in 10 IPOs in total during the six months.

The broad strategic thrust of our work remains the same: We look for the most compelling business models, regardless of domicile; these are durable business models that can sustain returns through a complete business cycle and hopefully beyond. The following are three working examples where we got good “allocations” in what were relatively low-key IPOs. Espirito Santo Saude is a Portuguese group, created in 2000 by the current management, that operates one public and eight private hospitals and several clinics. The decline in standards in the public sector post the financial crisis has provided opportunity for the private health care sector. We believe that the company can continue to gain market share while providing a valuable public service. We were impressed by management and the level of engagement of key personnel (doctors). OW Bunker (Denmark) is a world-leading bunker (fuel for ships) supplier with a winning business model that combines both physical distribution (i.e., own assets) and reselling, which can continue to grow as the oil majors withdraw from this activity. Exova (UK) is a testing company (an industry we know to be value creating through investments in Eurofins Scientific and Intertek) with strong technical knowledge in material science.

Lastly, I come back to emerging markets, which had become very unloved and oversold such that the sovereign bonds, currencies, and equities have enjoyed a better period. In some cases, there has been a degree of self-help, with rapid current account deficit adjustments in both India and Indonesia. At the time of writing, it looks like the result of India’s general election will be a market-favorable outcome. Some markets, such as China and South Korea, offer real value: In South Korea, we bought AfreecaTV, a live video broadcast service over mobile; in China, we bought Noah Holdings, the country’s number one private wealth advisor run by an entrepreneurial management team. In Brazil, after a number of miserable years of returns, valuations became more reasonable. We sold out of WEG, which, as one of Brazil’s few genuine export manufacturers, was a beneficiary of a weakening currency. We bought BR Malls Participacoes, a shopping mall developer and operator, on improving sentiment and Multiplus, a loyalty-management provider. Emerging markets represent approximately one-fifth of your portfolio—little changed from the last shareholder letter.

OUTLOOK

March marked the five-year anniversary of the bottom of the market in 2009. Punctuated by only very brief interludes, “risk” assets have been on an upward trajectory for the duration of those five years. The small-cap premium has seldom been as strongly in evidence as it was in 2013. In short, the asset class has done well. Valuations have enjoyed a significant rerating, especially in 2012 and 2013; although, in aggregate, they remain within the normal bands of tolerance, sections of the market appear overbought. This can be a dangerous juncture if respect for risk is forgotten in chasing returns. We will not be resting on our laurels—the usual degree of diligence and rigor will be applied by the research team and, by continuing to run an appropriately diversified portfolio, we will be mindful of risk.

I do not believe that the game is over for this cycle, but I do believe that we—as in small-cap equities—are in a midcycle correction. I close with this Howard Marks quote: “Good times teach only bad lessons: that investing is easy, that you know its secrets, and that you needn’t worry about risk.”

Thank you for your ongoing trust and support.

Respectfully submitted,

Justin Thomson
Lead portfolio manager

May 21, 2014

The lead portfolio manager has day-to-day responsibility for managing the portfolio and works with committee members in developing and executing the fund’s investment program.

RISKS OF INTERNATIONAL INVESTING

Funds that invest overseas generally carry more risk than funds that invest strictly in U.S. assets. Small and medium-sized companies are generally riskier because they may have limited product lines, capital, and managerial resources. Their securities may trade less frequently and with greater price swings. Risks can result from varying stages of economic and political development; differing regulatory environments, trading days, and accounting standards; and higher transaction costs of non-U.S. markets. Non-U.S. investments are also subject to currency risk, or a decline in the value of a foreign currency versus the U.S. dollar, which reduces the dollar value of securities denominated in that currency.

GLOSSARY

Gross domestic product (GDP): The total market value of all goods and services produced in a country.

Initial public offering (IPO): The first sale of stock to the public by a formerly private company.

Lipper averages: The averages of available mutual fund performance returns in categories defined by Lipper Inc.

MSCI EAFE Small Cap Index: A market capitalization-weighted index of small-cap stocks in developed world markets.

Price/earnings (P/E) ratio: A valuation measure calculated by dividing the price of a stock by its current or projected earnings per share. The ratio is a measure of how much investors are willing to pay for the company’s earnings.

Real estate investment trusts (REITs): Publicly traded companies that own, develop, and operate apartment complexes, hotels, office buildings, and other commercial properties.

S&P Global ex-U.S. Small Cap Index: An index that tracks the performance of smaller companies in developed markets outside the U.S.

Note: MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices or any securities or financial products. This report is not approved, reviewed, or produced by MSCI.

Portfolio Highlights

TWENTY-FIVE LARGEST HOLDINGS

	Percent of Net Assets 4/30/14
Norma, Germany	1.4%
Pacific Textiles, Hong Kong	1.2
Carphone Warehouse, United Kingdom	1.0
Paypoint, United Kingdom	1.0
Aveva Group, United Kingdom	0.9
Eurofins Scientific, France	0.9
Jupiter Fund Management, United Kingdom	0.9
Grifols, Spain	0.9
Arseus, Belgium	0.8
Investec, United Kingdom	0.8
Nakanishi, Japan	0.8
Victrex, United Kingdom	0.8
Jazztel, Spain	0.8
BT Investment Management, Australia	0.8
Acerinox, Spain	0.8
Sky Deutschland, Germany	0.8
Ted Baker, United Kingdom	0.8
Xchanging, United Kingdom	0.7
Toshiba TEC, Japan	0.7
Binggrae, South Korea	0.7
Fujitsu General, Japan	0.7
GS Retail, South Korea	0.7
IQE, United Kingdom	0.7
Brenntag, Germany	0.7
Temp Holdings, Japan	0.7
Total	21.0%

Note: The information shown does not reflect any exchange-traded funds (ETFs), cash reserves, or collateral for securities lending that may be held in the portfolio.

Performance and Expenses

Growth of $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

Fund Expense Example

As a mutual fund shareholder, you may incur two types of costs: (1) transaction costs, such as redemption fees or sales loads, and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the most recent six-month period and held for the entire period.

Actual Expenses
The first line of the following table (Actual) provides information about actual account values and expenses based on the fund’s actual returns. You may use the information on this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information on the second line of the table (Hypothetical) is based on hypothetical account values and expenses derived from the fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the fund’s actual return). You may compare the ongoing costs of investing in the fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Note: T. Rowe Price charges an annual account service fee of $20, generally for accounts with less than $10,000. The fee is waived for any investor whose T. Rowe Price mutual fund accounts total $50,000 or more; accounts electing to receive electronic delivery of account statements, transaction confirmations, prospectuses, and shareholder reports; or accounts of an investor who is a T. Rowe Price Preferred Services, Personal Services, or Enhanced Personal Services client (enrollment in these programs generally requires T. Rowe Price assets of at least $100,000). This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs, such as redemption fees or sales loads. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. To the extent a fund charges transaction costs, however, the total cost of owning that fund is higher.

Unaudited

Financial Highlights
For a share outstanding throughout each period

	6 Months Ended 4/30/14	Year Ended 10/31/13	10/31/12	10/31/11	10/31/10	10/31/09
NET ASSET VALUE						
Beginning of period	$ 55.26	$ 45.24	$ 39.78	$ 42.69	$ 35.74	$ 25.10
Investment activities						
Net investment income(1)	0.13	0.66	0.57	0.34	0.18	0.26
Net realized and unrealized gain / loss	3.17	10.26	5.27	(2.63)	7.31	10.75
Total from investment activities	3.30	10.92	5.84	(2.29)	7.49	11.01
Distributions						
Net investment income	(0.62)	(0.51)	(0.38)	(0.17)	(0.24)	(0.37)
Net realized gain	(0.92)	(0.39)	–	(0.45)	(0.30)	–
Total distributions	(1.54)	(0.90)	(0.38)	(0.62)	(0.54)	(0.37)
NET ASSET VALUE						
End of period	**$ 57.02**	**$ 55.26**	**$ 45.24**	**$ 39.78**	**$ 42.69**	**$ 35.74**

Ratios/Supplemental Data

Total return(2)	**6.14%**	**24.56%**	**14.91%**	**(5.47)%**	**21.19%**	**44.55%**
Ratio of total expenses to average net assets	1.21%(3)	1.23%	1.23%	1.23%	1.24%	1.29%
Ratio of net investment income to average net assets	0.48%(3)	1.32%	1.38%	0.78%	0.48%	0.94%
Portfolio turnover rate	19.0%	50.5%	40.2%	49.3%	54.8%	64.5%
Net assets, end of period (in millions)	$ 3,778	$ 3,354	$ 2,775	$ 2,414	$ 2,629	$ 2,101

(1) Per share amounts calculated using average shares outstanding method.

(2) Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions and payment of no redemption or account fees. Total return is not annualized for periods less than one year.

(3) Annualized

The accompanying notes are an integral part of these financial statements.

Unaudited

Portfolio of Investments ‡

(Cost and value in $000s)

	Shares	$ Value
ARGENTINA 0.5%		
Common Stocks 0.5%		
MercadoLibre (USD) (1)	194,500	18,141
Total Argentina (Cost $18,567)		18,141
AUSTRALIA 3.3%		
Common Stocks 3.3%		
Beach Energy	5,950,762	9,481
BT Investment Management	4,864,294	30,277
Cochlear	292,789	15,964
Harvey Norman Holdings	5,341,875	16,277
James Hardie Industries, GDR	1,164,440	14,842
SAI Global	2,570,053	10,195
Seek	551,043	8,559
Sims Metal Management (2)	761,664	6,927
Veda (2)	5,309,095	10,851
Total Australia (Cost $93,891)		123,373
BELGIUM 1.4%		
Common Stocks 1.4%		
Arseus	556,961	31,603
D'Ieteren	428,282	19,804
Total Belgium (Cost $35,365)		51,407
BRAZIL 0.8%		
Common Stocks 0.8%		
BR Malls Participacoes	1,168,700	10,105
Multiplus	851,900	10,896
Totvs	504,800	8,284
Transmissora Alianca de Energia Eletrica, Equity Units	88,900	785
Total Brazil (Cost $25,550)		30,070

INDIA 2.8%

Common Stocks 2.8%		
Aditya Birla Nuvo	607,832	11,186
Blue Dart Express	219,665	11,892
Cummins India	1,081,158	9,823
Emami	1,678,143	13,244
Infinite Computer Solutions	1,864,623	4,081
Info Edge India	2,154,821	21,043
Infotech Enterprises	2,756,655	14,168
Oberoi Realty	1,780,900	6,125
Yes Bank	2,141,662	15,721
Total India (Cost $92,554)		107,283

INDONESIA 1.1%

Common Stocks 1.1%		
Hero Supermarket (2)	21,436,400	4,839
Mayora Indah	8,845,133	21,421
Summarecon Agung	175,054,900	16,807
Total Indonesia (Cost $27,378)		43,067

IRELAND 0.9%

Common Stocks 0.9%		
DCC (GBP)	368,900	18,891
Paddy Power	192,442	14,844
Total Ireland (Cost $13,464)		33,735

ITALY 1.6%

Common Stocks 1.6%		
Autogrill (2)	692,383	6,638
Banca Generali	812,976	25,558
World Duty Free (2)	945,168	12,660

Yoox (2)	445,000	15,953
Total Italy (Cost $35,061)		60,809

JAPAN 18.2%

Common Stocks 18.2%

Ain Pharmaciez	172,200	7,571
Air Water	1,511,000	21,209
Bank of the Ryukyus	1,190,000	15,737
CyberAgent	348,900	14,368
Daiichikosho	736,400	21,234
Fields	225,700	3,024
FP	571,200	17,767
Fujitsu General	2,344,000	27,009
Hamamatsu Photonics	220,300	9,912
Hikari Tsushin	239,500	20,147
Iida Group Holdings (1)	1,449,441	21,550
Kakaku.com	711,800	10,130
Koito Manufacturing	1,173,000	25,563
Message (1)	524,400	16,799
Miraca Holdings	275,900	11,955
Musashi Seimitsu Industry (1)	547,900	12,074
Nagase & Company	1,325,400	16,231
Nakanishi	907,000	30,962
NHK Spring	2,301,900	20,760
Nihon Parkerizing	659,000	14,368
Nippon Accommodations Fund	6,062	21,346
Nippon Kayaku	1,029,000	12,249
Nippon Seiki	1,317,000	22,994
Nippon Soda	3,729,000	20,718
Nissan Chemical Industries	716,400	10,686
Obara Group	270,800	10,145
Oiles	489,100	10,999
Press Kogyo	5,601,000	20,490
Rohto Pharmaceutical	861,200	15,188

Round One	1,683,900	12,073
Sankyo Tateyama	857,600	16,945
Sanwa Holdings	2,215,000	13,519
Tamron (1)	461,300	11,538
Temp Holdings (1)	1,040,800	26,500
Toei	3,748,000	20,970
Tokyo Tatemono	1,879,000	14,961
Toshiba Tec	4,219,000	27,443
Unipres (1)	525,200	10,136
United Arrows (1)	242,800	9,381
VT Holdings	2,013,800	11,543
Yellow Hat	583,800	11,175
Zenkoku Hosho (1)	727,500	16,274
Total Japan (Cost $612,603)		685,643

MALAYSIA 0.6%

Common Stocks 0.6%

Bursa Malaysia	5,600,600	13,017
Lafarge Malaysia	3,140,000	8,741
Total Malaysia (Cost $19,507)		21,758

MEXICO 0.3%

Common Stocks 0.3%

Grupo Lala	4,337,300	10,078
Total Mexico (Cost $9,741)		10,078

NETHERLANDS 1.2%

Common Stocks 1.2%

Aalberts Industries (1)	431,721	14,366
Aalberts Industries, Rights, 5/28/14 (2)	431,721	–
ASM International	299,905	13,104
Kendrion	541,688	18,450

Kendrion, Rights, 5/26/14 (2)	541,688	–
Total Netherlands (Cost $37,065)		45,920
NEW ZEALAND 0.6%		
Common Stocks 0.6%		
Fisher & Paykel Healthcare, C Shares (1)	6,228,426	21,966
Total New Zealand (Cost $9,652)		21,966
NORWAY 0.7%		
Common Stocks 0.7%		
Electromagnetic Geoservices (1)(2)	4,005,363	4,784
Opera Software	1,637,796	21,133
Total Norway (Cost $20,585)		25,917
OMAN 0.3%		
Common Stocks 0.3%		
Bank Muscat (SAOG), GDR (USD)	1,995,002	12,851
Total Oman (Cost $14,606)		12,851
PHILIPPINES 0.6%		
Common Stocks 0.6%		
Globe Telecom	600,015	22,302
Total Philippines (Cost $16,286)		22,302
PORTUGAL 0.5%		
Common Stocks 0.5%		
Espirito Santo Saude SGPS (2)	4,266,000	20,596
Total Portugal (Cost $18,565)		20,596

Taiwan Cement	8,226,000	13,048
Total Taiwan (Cost $43,853)		64,755

THAILAND 0.9%

Common Stocks 0.9%

Central Pattana	6,165,100	8,621
CPN Retail Growth Leasehold Pr Fund	24,574,600	11,695
Glow Energy	4,533,800	10,893
Major Cineplex	7,779,200	4,616
Total Thailand (Cost $31,352)		35,825

UNITED ARAB EMIRATES 1.3%

Common Stocks 1.3%

Air Arabia	50,481,746	18,142
Emaar Properties (2)	7,165,902	21,266
Islamic Arab Insurance (2)	33,317,952	9,978
Total United Arab Emirates (Cost $37,453)		49,386

UNITED KINGDOM 18.3%

Common Stocks 18.3%

3I Group	3,532,173	22,650
Abcam	3,328,111	22,196
Aveva	997,006	35,485
Blinkx (1)(2)	3,964,995	5,740
Carphone Warehouse	7,342,804	38,160
Direct Line Insurance	3,414,191	14,429
Domino Printing Sciences	1,683,102	22,024
Ebiquity (2)(4)	5,312,997	11,617
Electrocomponents	4,632,859	22,723
Exova (2)	5,740,106	21,346
Flybe (2)	4,223,357	10,126

GW Pharmaceuticals (1)(2)	1,824,000	10,548
GW Pharmaceuticals, ADR (USD) (1)(2)	127,974	9,355
Hays	8,923,683	22,706
Huntsworth	10,280,211	10,414
Hyder Consulting	1,908,212	15,134
Intermediate Capital	2,544,563	19,058
Investec	3,558,647	31,334
IP (2)	3,552,786	10,317
IQE (1)(2)(4)	68,063,006	26,718
ITE Group	4,365,162	16,951
Jupiter Fund Management	5,024,124	32,930
Ladbrokes	4,485,219	11,609
Ophir Energy (2)	3,385,000	15,065
Oxford Instruments	848,000	18,455
Partnership Assurance (2)	349,796	780
Paypoint	1,912,000	36,704
Petra Diamonds (2)	4,112,085	11,317
Playtech	1,752,059	19,731
Polypipe (2)	3,311,529	14,817
Rathbone Brothers	211,589	6,913
Salamander Energy (2)	5,088,705	11,513
Ted Baker	915,983	28,596
Victrex	983,498	30,903
WANdisco (2)	519,555	7,149
Xchanging	10,280,211	27,554
YouGov (4)	9,157,879	19,482
Total United Kingdom (Cost $519,057)		692,549

SHORT-TERM INVESTMENTS 4.3%

Money Market Funds 4.3%

T. Rowe Price Reserve Investment Fund, 0.06% (4)(5)	162,003,608	162,004
Total Short-Term Investments (Cost $162,004)		162,004

Affiliated Companies

($000s)

The fund may invest in certain securities that are considered affiliated companies. As defined by the 1940 Act, an affiliated company is one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control. Based on the fund's relative ownership, the following securities were considered affiliated companies for all or some portion of the six months ended April 30, 2014. Purchase and sales cost and investment income reflect all activity for the period then ended.

Affiliate	Purchase Cost	Sales Cost	Investment Income	Value 4/30/14	Value 10/31/13
AfreecaTV	$ 9,381	$ —	$ —	$ 12,862	$ —
Ebiquity	10,463	—	—	11,617	—
HSIL	—	11,795	—	—	5,676
Infinite Computer Solutions	—	1,455	62	*	4,157
IQE	5,461	—	—	26,718	20,911
YouGov	275	—	88	19,482	12,330
T. Rowe Price Reserve Investment Fund, 0.06%	¤	¤	45	162,004	205,257
T. Rowe Price Short-Term Reserve Fund, 0.05%	¤	¤	— ^	176,843	87,488
Totals			$ 195	$ 409,526	$ 335,819

* On the date indicated, issuer was held but not considered an affilated company.
¤ Purchase and sale information not shown for cash management funds.
^ Excludes earnings on securities lending collateral, which are subject to rebates and fees as described in Note 3.

Amounts reflected on the accompanying financial statements include the following amounts related to affiliated companies:

Investment in securities, at cost	$ 400,682
Dividend income	195
Interest income	—
Investment income	$ 195
Realized gain (loss) on securities	$ (4,490)
Capital gain distributions from mutual funds	$ —

The accompanying notes are an integral part of these financial statements.

Unaudited

Statement of Assets and Liabilities

($000s, except shares and per share amounts)

Assets	
Investments in securities, at value (cost $3,040,590)	$ 3,940,281
Receivable for investment securities sold	15,886
Dividends receivable	10,728
Receivable for shares sold	3,745
Foreign currency (cost $1,097)	1,073
Cash	50
Other assets	19,137
Total assets	3,990,900
Liabilities	
Obligation to return securities lending collateral	176,843
Payable for investment securities purchased	13,606
Investment management fees payable	3,201
Payable for shares redeemed	1,214
Due to affiliates	157
Other liabilities	18,169
Total liabilities	213,190
NET ASSETS	$ 3,777,710
Net Assets Consist of:	
Undistributed net investment income	$ 7,800
Accumulated undistributed net realized gain	89,679
Net unrealized gain	899,662
Paid-in capital applicable to 66,256,144 shares of $0.01 par value capital stock outstanding; 9,000,000,000 shares of the Corporation authorized	2,780,569
NET ASSETS	$ 3,777,710
NET ASSET VALUE PER SHARE	$ 57.02

The accompanying notes are an integral part of these financial statements.

Unaudited

Statement of Operations

($000s)

	6 Months Ended 4/30/14
Investment Income (Loss)	
Income	
Dividend (net of foreign taxes of $1,945)	$ 28,745
Securities lending	1,164
Interest	4
Total income	29,913
Expenses	
Investment management	18,381
Shareholder servicing	2,242
Prospectus and shareholder reports	123
Custody and accounting	379
Registration	32
Legal and audit	47
Directors	9
Proxy and annual meeting	67
Miscellaneous	91
Total expenses	21,371
Net investment income	8,542
Realized and Unrealized Gain / Loss	
Net realized gain (loss)	
Securities	130,944
Foreign currency transactions	(529)
Net realized gain	130,415
Change in net unrealized gain / loss	
Securities	69,256
Other assets and liabilities denominated in foreign currencies	(23)
Change in net unrealized gain / loss	69,233
Net realized and unrealized gain / loss	199,648
INCREASE IN NET ASSETS FROM OPERATIONS	$ 208,190

The accompanying notes are an integral part of these financial statements.

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

Notes to Financial Statements

T. Rowe Price International Funds, Inc. (the corporation), is registered under the Investment Company Act of 1940 (the 1940 Act). The International Discovery Fund (the fund) is a diversified, open-end management investment company established by the corporation. The fund commenced operations on December 30, 1988. The fund seeks long-term growth of capital through investments primarily in the common stocks of rapidly growing, small- to medium-sized companies outside the U.S.

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

Basis of Preparation The fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board Accounting Standards Codification Topic 946 (ASC 946). The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (GAAP), including but not limited to ASC 946. GAAP requires the use of estimates made by management. Management believes that estimates and valuations are appropriate; however, actual results may differ from those estimates, and the valuations reflected in the accompanying financial statements may differ from the value ultimately realized upon sale or maturity.

Investment Transactions, Investment Income, and Distributions Income and expenses are recorded on the accrual basis. Dividends received from mutual fund investments are reflected as dividend income; capital gain distributions are reflected as realized gain/loss. Dividend income and capital gain distributions are recorded on the ex-dividend date. Income tax-related interest and penalties, if incurred, would be recorded as income tax expense. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Distributions to shareholders are recorded on the ex-dividend date. Income distributions are declared and paid annually. Capital gain distributions, if any, are generally declared and paid by the fund annually.

Currency Translation Assets, including investments, and liabilities denominated in foreign currencies are translated into U.S. dollar values each day at the prevailing exchange rate, using the mean of the bid and asked prices of such currencies against U.S. dollars as quoted by a major bank. Purchases and sales of securities, income, and expenses are translated into U.S. dollars at the prevailing exchange rate on the date of the transaction. The effect of changes in foreign currency exchange rates on realized and unrealized security gains and losses is reflected as a component of security gains and losses.

Redemption Fees A 2% fee is assessed on redemptions of fund shares held for 90 days or less to deter short-term trading and to protect the interests of long-term shareholders. Redemption fees are withheld from proceeds that shareholders receive from the sale or exchange of fund shares. The fees are paid to the fund and are recorded as an increase to paid-in capital. The fees may cause the redemption price per share to differ from the net asset value per share.

NOTE 2 - VALUATION

The fund’s financial instruments are valued and its net asset value (NAV) per share is computed at the close of the New York Stock Exchange (NYSE), normally 4 p.m. ET, each day the NYSE is open for business.

Fair Value The fund’s financial instruments are reported at fair value, which GAAP defines as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The T. Rowe Price Valuation Committee (the Valuation Committee) has been established by the fund’s Board of Directors (the Board) to ensure that financial instruments are appropriately priced at fair value in accordance with GAAP and the 1940 Act. Subject to oversight by the Board, the Valuation Committee develops and oversees pricing-related policies and procedures and approves all fair value determinations. Specifically, the Valuation Committee establishes procedures to value securities; determines pricing techniques, sources, and persons eligible to effect fair value pricing actions; oversees the selection, services, and performance of pricing vendors; oversees valuation-related business continuity practices; and provides guidance on internal controls and valuation-related matters. The Valuation Committee reports to the fund’s Board; is chaired by the fund’s treasurer; and has representation from legal, portfolio management and trading, operations, and risk management.

Various valuation techniques and inputs are used to determine the fair value of financial instruments. GAAP establishes the following fair value hierarchy that categorizes the inputs used to measure fair value:

Level 1 – quoted prices (unadjusted) in active markets for identical financial instruments that the fund can access at the reporting date

Level 2 – inputs other than Level 1 quoted prices that are observable, either directly or indirectly (including, but not limited to, quoted prices for similar financial instruments in active markets, quoted prices for identical or similar financial instruments in inactive markets, interest rates and yield curves, implied volatilities, and credit spreads)

Level 3 – unobservable inputs

Observable inputs are developed using market data, such as publicly available information about actual events or transactions, and reflect the assumptions that market participants would use to price the financial instrument. Unobservable inputs are those for which market data are not available and are developed using the best information available about the assumptions that market participants would use to price the financial instrument. GAAP requires valuation techniques to maximize the use of relevant observable inputs and minimize the use of unobservable inputs. When multiple inputs are used to derive fair value, the financial instrument is assigned to the level within the fair value hierarchy based on the lowest-level input that is significant to the fair value of the financial instrument. Input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level but rather the degree of judgment used in determining those values.

Valuation Techniques Equity securities listed or regularly traded on a securities exchange or in the over-the-counter (OTC) market are valued at the last quoted sale price or, for certain markets, the official closing price at the time the valuations are made. OTC Bulletin Board securities are valued at the mean of the closing bid and asked prices. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Listed securities not traded on a particular day are valued at the mean of the closing bid and asked prices for domestic securities and the last quoted sale or closing price for international securities.

For valuation purposes, the last quoted prices of non-U.S. equity securities may be adjusted to reflect the fair value of such securities at the close of the NYSE. If the fund determines that developments between the close of a foreign market and the close of the NYSE will, in its judgment, materially affect the value of some or all of its portfolio securities, the fund will adjust the previous quoted prices to reflect what it believes to be the fair value of the securities as of the close of the NYSE. In deciding whether it is necessary to adjust quoted prices to reflect fair value, the fund reviews a variety of factors, including developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities. The fund may also fair value securities in other situations, such as when a particular foreign market is closed but the fund is open. The fund uses outside pricing services to provide it with quoted prices and information to evaluate or adjust those prices. The fund cannot predict how often it will use quoted prices and how often it will determine it necessary to adjust those prices to reflect fair value. As a means of evaluating its security valuation process, the fund routinely compares quoted prices, the next day’s opening prices in the same markets, and adjusted prices.

Actively traded domestic equity securities generally are categorized in Level 1 of the fair value hierarchy. Non-U.S. equity securities generally are categorized in Level 2 of the fair value hierarchy despite the availability of quoted prices because, as described above, the fund evaluates and determines whether those quoted prices reflect fair value at the close of the NYSE or require adjustment. OTC Bulletin Board securities, certain preferred securities, and equity securities traded in inactive markets generally are categorized in Level 2 of the fair value hierarchy.

Investments in mutual funds are valued at the mutual fund’s closing NAV per share on the day of valuation and are categorized in Level 1 of the fair value hierarchy. Assets and liabilities other than financial instruments, including short-term receivables and payables, are carried at cost, or estimated realizable value, if less, which approximates fair value.

Thinly traded financial instruments and those for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by the Valuation Committee. The objective of any fair value pricing determination is to arrive at a price that could reasonably be expected from a current sale. Financial instruments fair valued by the Valuation Committee are primarily private placements, restricted securities, warrants, rights, and other securities that are not publicly traded.

Subject to oversight by the Board, the Valuation Committee regularly makes good faith judgments to establish and adjust the fair valuations of certain securities as events occur and circumstances warrant. For instance, in determining the fair value of an equity investment with limited market activity, such as a private placement or a thinly traded public company stock, the Valuation Committee considers a variety of factors, which may include, but are not limited to, the issuer’s business prospects, its financial standing and performance, recent investment transactions in the issuer, new rounds of financing, negotiated transactions of significant size between other investors in the company, relevant market valuations of peer companies, strategic events affecting the company, market liquidity for the issuer, and general economic conditions and events. In consultation with the investment and pricing teams, the Valuation Committee will determine an appropriate valuation technique based on available information, which may include both observable and unobservable inputs. The Valuation Committee typically will afford greatest weight to actual prices in arm’s length transactions, to the extent they represent orderly transactions between market participants; transaction information can be reliably obtained; and prices are deemed representative of fair value. However, the Valuation Committee may also consider other valuation methods such as market-based valuation multiples; a discount or premium from market value of a similar, freely traded security of the same issuer; or some combination. Fair value determinations are reviewed on a regular basis and updated as information becomes available, including actual purchase and sale transactions of the issue. Because any fair value determination involves a significant amount of judgment, there is a degree of subjectivity inherent in such pricing decisions, and fair value prices determined by the Valuation Committee could differ from those of other market participants. Depending on the relative significance of unobservable inputs, including the valuation technique(s) used, fair valued securities may be categorized in Level 2 or 3 of the fair value hierarchy.

Valuation Inputs The following table summarizes the fund’s financial instruments, based on the inputs used to determine their fair values on April 30, 2014:

There were no material transfers between Levels 1 and 2 during the six months ended April 30, 2014.

NOTE 3 - OTHER INVESTMENT TRANSACTIONS

Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks and/or to enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund’s prospectus and Statement of Additional Information.

Emerging Markets At April 30, 2014, approximately 20% of the fund’s net assets were invested, either directly or through investments in T. Rowe Price institutional funds, in securities of companies located in emerging markets, securities issued by governments of emerging market countries, or securities denominated in or linked to the currencies of emerging market countries. Emerging market securities are often subject to greater price volatility, less liquidity, and higher rates of inflation than U.S. securities. In addition, emerging markets may be subject to greater political, economic, and social uncertainty, and differing regulatory environments that may potentially impact the fund’s ability to buy or sell certain securities or repatriate proceeds to U.S. dollars.

China A shares The fund invests in certain Chinese equity securities (A shares) available only to local Chinese investors and Qualified Foreign Institutional Investors (QFII). The fund gains access to the A-share market through Price Associates, which serves as the registered QFII for all participating T. Rowe Price-sponsored products (each a participating account). Investment decisions related to A shares are specific to each participating account, and each account bears the resultant economic and tax consequences of its holdings and transactions in A shares. The fund is subject to certain restrictions and administrative processes relating to its ability to repatriate cash balances, investment proceeds, and earnings associated with its A shares and may incur substantial delays in gaining access to its assets or a loss of value in the event of noncompliance with applicable Chinese rules or requirements. Current Chinese tax law is unclear whether capital gains realized on the fund’s investments in A shares will be subject to tax. Because management believes it more likely than not that Chinese capital gains tax ultimately will not be imposed, there are no accrued taxes reflected in the accompanying financial statements.

Securities Lending The fund may lend its securities to approved brokers to earn additional income. Its securities lending activities are administered by a lending agent in accordance with a securities lending agreement. It receives collateral in the form of cash or U.S. government securities, valued at 102% to 105% of the value of the securities on loan. Collateral is maintained over the life of the loan in an amount not less than the value of loaned securities; any additional collateral required due to changes in security values is delivered to the fund the next business day. Cash collateral is invested by the lending agent(s) in accordance with investment guidelines approved by fund management. Additionally, the lending agent indemnifies the fund against losses resulting from borrower default. Although risk is mitigated by the collateral and indemnification, the fund could experience a delay in recovering its securities and a possible loss of income or value if the borrower fails to return the securities, collateral investments decline in value and the lending agent fails to perform. Securities lending revenue consists of earnings on invested collateral and borrowing fees, net of any rebates to the borrower, compensation to the lending agent, and other administrative costs. In accordance with GAAP, investments made with cash collateral are reflected in the accompanying financial statements, but collateral received in the form of securities is not. At April 30, 2014, the value of loaned securities was $169,812,000; the value of cash collateral and related investments was $176,843,000.

Other Purchases and sales of portfolio securities other than short-term securities aggregated $889,341,000 and $643,054,000, respectively, for the six months ended April 30, 2014.

NOTE 4 - FEDERAL INCOME TAXES

No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute to shareholders all of its taxable income and gains. Distributions determined in accordance with federal income tax regulations may differ in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character but are not adjusted for temporary differences. The amount and character of tax-basis distributions and composition of net assets are finalized at fiscal year-end; accordingly, tax-basis balances have not been determined as of the date of this report.

The fund intends to retain realized gains to the extent of available capital loss carryforwards. Net realized capital losses may be carried forward indefinitely to offset future realized capital gains.

At April 30, 2014, the cost of investments for federal income tax purposes was $3,043,010,000. Net unrealized gain aggregated $897,242,000 at period-end, of which $1,010,818,000 related to appreciated investments and $113,576,000 related to depreciated investments.

NOTE 5 - FOREIGN TAXES

The fund is subject to foreign income taxes imposed by certain countries in which it invests. Additionally, certain foreign currency transactions are subject to tax and capital gains realized upon disposition of securities issued in or by certain foreign countries and are subject to capital gains tax imposed by those countries. All taxes are computed in accordance with the applicable foreign tax law and, to the extent permitted, capital losses are used to offset capital gains. Taxes attributable to income are accrued by the fund as a reduction of income. Taxes incurred on the purchase of foreign currencies are recorded as realized loss on foreign currency transactions. Current and deferred tax expense attributable to capital gains is reflected as a component of realized or change in unrealized gain/loss on securities in the accompanying financial statements. At April 30, 2014, the fund had no deferred tax liability attributable to foreign securities and $3,681,000 of foreign capital loss carryforwards, including $37,000 that expire in 2017 and $3,644,000 that expire in 2020.

NOTE 6 - RELATED PARTY TRANSACTIONS

The fund is managed by T. Rowe Price Associates, Inc. (Price Associates), a wholly owned subsidiary of T. Rowe Price Group, Inc. (Price Group). Price Associates has entered into a subadvisory agreement(s) with one or more of its wholly owned subsidiaries, to provide investment advisory services to the fund. The investment management agreement between the fund and Price Associates provides for an annual investment management fee, which is computed daily and paid monthly. The fee consists of an individual fund fee, equal to 0.75% of the fund’s average daily net assets, and a group fee. The group fee rate is calculated based on the combined net assets of certain mutual funds sponsored by Price Associates (the group) applied to a graduated fee schedule, with rates ranging from 0.48% for the first $1 billion of assets to 0.275% for assets in excess of $400 billion. The fund’s group fee is determined by applying the group fee rate to the fund’s average daily net assets. At April 30, 2014, the effective annual group fee rate was 0.29%.

In addition, the fund has entered into service agreements with Price Associates and two wholly owned subsidiaries of Price Associates (collectively, Price). Price Associates computes the daily share price and provides certain other administrative services to the fund. T. Rowe Price Services, Inc., provides shareholder and administrative services in its capacity as the fund’s transfer and dividend-disbursing agent. T. Rowe Price Retirement Plan Services, Inc., provides subaccounting and recordkeeping services for certain retirement accounts invested in the fund. For the six months ended April 30, 2014, expenses incurred pursuant to these service agreements were $72,000 for Price Associates; $598,000 for T. Rowe Price Services, Inc.; and $204,000 for T. Rowe Price Retirement Plan Services, Inc. The total amount payable at period-end pursuant to these service agreements is reflected as Due to Affiliates in the accompanying financial statements.

The fund is also one of several mutual funds sponsored by Price Associates (underlying Price funds) in which the T. Rowe Price Spectrum Funds (Spectrum Funds) may invest. The Spectrum Funds do not invest in the underlying Price funds for the purpose of exercising management or control. Pursuant to a special servicing agreement, expenses associated with the operation of the Spectrum Funds are borne by each underlying Price fund to the extent of estimated savings to it and in proportion to the average daily value of its shares owned by the Spectrum Funds. Expenses allocated under this agreement are reflected as shareholder servicing expense in the accompanying financial statements. For the six months ended April 30, 2014, the fund was allocated $21,000 of Spectrum Funds’ expenses, of which $14,000 related to services provided by Price. At period-end, the amount payable to Price pursuant to this agreement is reflected as Due to Affiliates in the accompanying financial statements. Additionally, redemption fees received by the Spectrum Funds are allocated to each underlying Price fund in proportion to the average daily value of its shares owned by the Spectrum Funds. Approximately $1,000 of redemption fees reflected in the accompanying financial statements were received from the Spectrum Funds. At April 30, 2014, approximately 1% of the outstanding shares of the fund were held by the Spectrum Funds.

The fund may invest in the T. Rowe Price Reserve Investment Fund, the T. Rowe Price Government Reserve Investment Fund, or the T. Rowe Price Short-Term Reserve Fund (collectively, the Price Reserve Investment Funds), open-end management investment companies managed by Price Associates and considered affiliates of the fund. The Price Reserve Investment Funds are offered as short-term investment options to mutual funds, trusts, and other accounts managed by Price Associates or its affiliates and are not available for direct purchase by members of the public. The Price Reserve Investment Funds pay no investment management fees.

Information on Proxy Voting Policies, Procedures, and Records

A description of the policies and procedures used by T. Rowe Price funds and portfolios to determine how to vote proxies relating to portfolio securities is available in each fund’s Statement of Additional Information. You may request this document by calling 1-800-225-5132 or by accessing the SEC’s website, sec.gov.

The description of our proxy voting policies and procedures is also available on our website, troweprice.com. To access it, click on the words “Social Responsibility” at the top of our corporate homepage. Next, click on the words “Conducting Business Responsibly” on the left side of the page that appears. Finally, click on the words “Proxy Voting Policies” on the left side of the page that appears.

Each fund’s most recent annual proxy voting record is available on our website and through the SEC’s website. To access it through our website, follow the above directions to reach the “Conducting Business Responsibly” page. Click on the words “Proxy Voting Records” on the left side of that page, and then click on the “View Proxy Voting Records” link at the bottom of the page that appears.

How to Obtain Quarterly Portfolio Holdings

The fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available electronically on the SEC’s website (sec.gov); hard copies may be reviewed and copied at the SEC’s Public Reference Room, 100 F St. N.E., Washington, DC 20549. For more information on the Public Reference Room, call 1-800-SEC-0330.

Approval of Investment Management Agreement and Subadvisory Agreement

On April 30, 2014, the fund’s Board of Directors (Board), including a majority of the fund’s independent directors, approved the continuation of the investment management agreement (Advisory Contract) between the fund and its investment advisor, T. Rowe Price Associates, Inc. (Advisor), as well as the continuation of the investment subadvisory agreements (Subadvisory Contracts) that the Adviser has entered into with T. Rowe Price International Ltd and T. Rowe Price Hong Kong Limited (Subadvisors) on behalf of the fund. The April meeting followed a telephonic meeting held on March 4, 2014, during which the Board reviewed information and discussed the continuation of the Advisory Contract and Subadvisory Contracts. In connection with their deliberations, the Board requested, and the Advisor provided such information as the Board (with advice from independent legal counsel) deemed reasonably necessary. The Board considered a variety of factors in connection with its review of the Advisory Contract and Subadvisory Contracts, also taking into account information provided by the Advisor during the course of the year, as discussed below:

Services Provided by the Advisor and Subadvisors
The Board considered the nature, quality, and extent of the services provided to the fund by the Advisor and Subadvisors. These services included, but were not limited to, directing the fund’s investments in accordance with its investment program and the overall management of the fund’s portfolio, as well as a variety of related activities such as financial, investment operations, and administrative services; compliance; maintaining the fund’s records and registrations; and shareholder communications. The Board also reviewed the background and experience of the Advisor’s and Subadvisors’ senior management teams and investment personnel involved in the management of the fund, as well as the Advisor’s compliance record. The Board concluded that it was satisfied with the nature, quality, and extent of the services provided by the Advisor and Subadvisors.

Investment Performance of the Fund
The Board reviewed the fund’s three-month, one-year, and year-by-year returns, as well as the fund’s average annualized total returns over the 3-, 5-, and 10-year periods, and compared these returns with a wide variety of previously agreed upon comparable performance measures and market data, including those supplied by Lipper and Morningstar, which are independent providers of mutual fund data.

On the basis of this evaluation and the Board’s ongoing review of investment results, and factoring in the relative market conditions during certain of the performance periods, the Board concluded that the fund’s performance was satisfactory.

Costs, Benefits, Profits, and Economies of Scale
The Board reviewed detailed information regarding the revenues received by the Advisor under the Advisory Contract and other benefits that the Advisor (and its affiliates, including the Subadvisors) may have realized from its relationship with the fund, including any research received under “soft dollar” agreements and commission-sharing arrangements with broker-dealers. The Board considered that the Advisor and Subadvisors may receive some benefit from soft-dollar arrangements pursuant to which research is received from broker-dealers that execute the applicable fund’s portfolio transactions. The Board received information on the estimated costs incurred and profits realized by the Advisor from managing T. Rowe Price mutual funds. The Board also reviewed estimates of the profits realized from managing the fund in particular, and the Board concluded that the Advisor’s profits were reasonable in light of the services provided to the fund.

The Board also considered whether the fund benefits under the fee levels set forth in the Advisory Contract from any economies of scale realized by the Advisor. Under the Advisory Contract, the fund pays a fee to the Advisor for investment management services composed of two components—a group fee rate based on the combined average net assets of most of the T. Rowe Price mutual funds (including the fund) that declines at certain asset levels and an individual fund fee rate based on the fund’s average daily net assets—and the fund pays its own expenses of operations. Under the Subadvisory Contracts, the Advisor may pay each Subadvisor up to 60% of the advisory fee that the Advisor receives from the fund. The Board concluded that the advisory fee structure for the fund continued to provide for a reasonable sharing of benefits from any economies of scale with the fund’s investors.

Fees
The Board was provided with information regarding industry trends in management fees and expenses, and the Board reviewed the fund’s management fee rate, operating expenses, and total expense ratio in comparison to fees and expenses of other comparable funds based on information and data supplied by Lipper. The information provided to the Board indicated that the fund’s management fee rate was above the median for certain groups of comparable funds and at or below the median for other groups of comparable funds. The information also indicated that the fund’s total expense ratio was at or below the median for comparable funds.

The Board also reviewed the fee schedules for institutional accounts and private accounts with similar mandates that are advised or subadvised by the Advisor and its affiliates. Management provided the Board with information about the Advisor’s responsibilities and services provided to institutional account clients, including information about how the requirements and economics of the institutional business are fundamentally different from those of the mutual fund business. The Board considered information showing that the mutual fund business is generally more complex from a business and compliance perspective than the institutional business and that the Advisor generally performs significant additional services and assumes greater risk in managing the fund and other T. Rowe Price mutual funds than it does for institutional account clients.

On the basis of the information provided and the factors considered, the Board concluded that the fees paid by the fund under the Advisory Contract are reasonable.

Approval of the Advisory Contract and Subadvisory Contracts
As noted, the Board approved the continuation of the Advisory Contract and Subadvisory Contracts. No single factor was considered in isolation or to be determinative to the decision. Rather, the Board concluded, in light of a weighting and balancing of all factors considered, that it was in the best interests of the fund and its shareholders for the Board to approve the continuation of the Advisory Contract and Subadvisory Contracts (including the fees to be charged for services thereunder). The independent directors were advised throughout the process by independent legal counsel.

Item 2. Code of Ethics.

A code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions is filed as an exhibit to the registrant’s annual Form N-CSR. No substantive amendments were approved or waivers were granted to this code of ethics during the registrant’s most recent fiscal half-year.

Item 3. Audit Committee Financial Expert.

Disclosure required in registrant’s annual Form N-CSR.

Item 4. Principal Accountant Fees and Services.

Disclosure required in registrant’s annual Form N-CSR.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) The registrant’s principal executive officer and principal financial officer are aware of no change in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is filed with the registrant’s annual Form N-CSR.

    (2) Separate certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

    (3) Written solicitation to repurchase securities issued by closed-end companies: not applicable.

(b) A certification by the registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

T. Rowe Price International Funds, Inc.

	By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date June 16, 2014

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

	By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date June 16, 2014

	By	/s/ Gregory K. Hinkle
Gregory K. Hinkle
Principal Financial Officer

Date June 16, 2014